EXHIBIT 10(j)

                      SCHEDULE PERTAINING TO EXHIBIT 10(j)

     A. The Company has entered into Deferred Compensation Agreements (with disability benefits) with the named executive officers and other executive officers listed below. Each such agreement is identical to the blank agreement which is incorporated by reference from Exhibit 10(i) of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1993, except for the name of the officer and the dates and amounts indicated. The numbers over the columns below correspond to the numbers in the blanks in the blank agreement incorporated by reference.

  (1)              (2)                   (3)        (4)         (5)       (6)
Date of          Officer               Retire.     Death     Partici-    Disa.
Agmt. *           Name                 Benefit    Benefit   pant Since  Benefit
10-02-90     George A. Andrews        $40,000     $40,000    03-01-77   $20,000
02-01-92     Steve Duffy               20,000      20,000    09-01-90     6,000
04-27-93     Stephen L. Gulis, Jr.     20,000      20,000    07-22-85       -0-
11-09-93     Thomas P. Mundt           15,000      15,000    11-09-93    10,000
04-27-93     Timothy O'Donovan         55,000      55,000    03-01-76    27,100
11-01-93     Robert Sedrowski          20,000      20,000    08-20-92     9,000


     B. The Company has also entered into a Deferred Compensation Agreement with Messrs. Thomas D. Gleason and Geoffrey B. Bloom which differs in some respects from those listed above. These agreements are incorporated by reference from Exhibit 10(i) of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1993.

_________________________
*  Dates shown are the dates of the Agreement or latest Amendment.